INTANGIBLE ASSETS, NET - Schedule of Future Amortization Expense (Details) - USD ($) $ in Thousands	Dec. 31, 2019	Dec. 31, 2018
Goodwill and Intangible Assets Disclosure [Abstract]
2020	$ 9,114
2021	9,114
2022	9,114
2023	9,114
2024	9,114
2025	4,839
Total	$ 50,409	$ 60,369